Rule 497(e)

Registration Nos. 333-273052 and 811-23887

Roundhill ETF Trust
(the “Trust”)

Roundhill China Dragons ETF

(the “Fund”)

September 26, 2025

Supplement To the Fund’s Summary Prospectus,
Prospectus and Statement of Additional Information

Effective after market close on September 30, 2025, the Fund will undergo certain changes set forth below to its name, ticker symbol and certain principal investment strategies.

	Old	New
Fund Name	Roundhill China Dragons ETF	Roundhill China Magnificent Seven ETF
Ticker Symbol	DRAG	MAGC
Principal Investment Strategies	The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective through exposure to a concentrated basket of five to ten of the largest and most innovative Chinese companies (the “China Dragons”), as determined by the Fund’s investment adviser, Roundhill Financial Inc. (“Roundhill” or the “Adviser”).	The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective through exposure to a concentrated basket of seven of the largest and most innovative Chinese companies (the “Chinese Magnificent Seven”), as determined by the Fund’s investment adviser, Roundhill Financial Inc. (“Roundhill” or the “Adviser”).

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